Advanced Series Trust
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
Telephone 888-778-2888

August 28, 2009

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Focus Four Plus Portfolio (the "Focus Four Plus Portfolio") of the Advanced Series Trust (the "Fund") you are cordially invited to a Special Meeting of Shareholders (the "Meeting") of the Focus Four Plus Portfolio to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 29, 2009, at 10:00 a.m. Eastern time.

The Meeting is very important to the future of the Focus Four Plus Portfolio. At the Meeting, shareholders of the Focus Four Plus Portfolio will be asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization (the "Plan") whereby the assets of the Focus Four Plus Portfolio would be acquired, and the liabilities of the Focus Four Plus Portfolio would be assumed, by the AST First Trust Capital Appreciation Target Portfolio (the "CAT Portfolio"), in exchange for CAT Portfolio's issuance of shares of beneficial interests in the CAT Portfolio to the Focus Four Plus Portfolio and its shareholders (the "Reorganization").

If the proposal is approved and the Reorganization completed, the value of the shares of the CAT Portfolio that you beneficially own immediately after the completion of the Reorganization will be equal to the value of your investment in the Focus Four Plus Portfolio immediately prior to the Reorganization. You will no longer beneficially own shares of the Focus Four Plus Portfolio after the Reorganization, and the Focus Four Plus Portfolio no longer will exist.

Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of Focus Four Plus Portfolio.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-888-221-0697. Your voting instructions must be received by the Fund prior to October 29, 2009. The shares that you beneficially own will be voted in accordance with the most current instructions received. All shares of the Focus Four Plus Portfolio, including Portfolio shares owned by a participating insurance company in its general account or otherwise for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the issues presented. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the special meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

  Stephen Pelletier
  President
  Advanced Series Trust

(This page intentionally left blank.)

AST FOCUS FOUR PLUS PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2009

To the Shareholders of the AST Focus Four Plus Portfolio, a series of Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Focus Four Plus Portfolio (the "Focus Four Plus Portfolio"), a series of Advanced Series Trust (the "Fund"), will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 29, 2009, at 10:00 a.m. Eastern Time.

The purposes of the Special Meeting is as follows:

I.  To approve a Plan of Reorganization (the "Plan"), by the Fund, on behalf of the Focus Four Plus Portfolio and on behalf of AST First Trust Capital Appreciation Target Portfolio (the "CAT Portfolio") of the Fund. As described in more detail below, the Plan provides for the transfer of all of Focus Four Plus Portfolio's assets to the CAT Portfolio in exchange for the CAT Portfolio's assumption of all of Focus Four Plus Portfolio's liabilities and the CAT Portfolio's issuance to the Focus Four Plus Portfolio of shares of beneficial interest in the CAT Portfolio (the "CAT Portfolio Shares"). The CAT Portfolio Shares received by the Focus Four Plus Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Focus Four Plus Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Focus Four Plus Portfolio, on a pro rata basis, of such CAT Portfolio Shares to its shareholders in complete liquidation of the Focus Four Plus Portfolio. A vote in favor of the Plan by the shareholders of the Focus Four Plus Portfolio will constitute a vote in favor of the liquidation of the Focus Four Plus Portfolio and the termination of such portfolio as a separate series of the Fund.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the form of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of assets and assumption of liabilities of the Focus Four Plus Portfolio by the CAT Portfolio is collectively referred to herein as the "Reorganization." If the shareholders of the Focus Four Plus Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the CAT Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund has fixed the close of business on July 17, 2009 , as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Focus Four Plus Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed voting instruction card(s) and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or on the Internet as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Fund.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-888-221-0697AND FOLLOWING THE INSTRUCTIONS. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees

  Deborah A. Docs
  Secretary
  Advanced Series Trust

August 28, 2009

(This page intentionally left blank.)

PROXY STATEMENT
for
AST FOCUS FOUR PLUS PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
Dated August 28, 2009

Reorganization of the AST Focus Four Plus Portfolio
into the AST First Trust Capital Appreciation Target Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting (the "Meeting") of Shareholders of the AST Focus Four Plus Portfolio (the "Focus Four Plus Portfolio"), a series of Advanced Series Trust (the "Fund"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization (the "Plan") that provides for the reorganization of the Focus Four Plus Portfolio into the AST First Trust Capital Appreciation Target Portfolio (the "CAT Portfolio"), also a series of the Fund.

As described in more detail below, the Plan provides for the transfer of all of the Focus Four Plus Portfolio's assets to the CAT Portfolio in exchange for the CAT Portfolio's assumption of all of the Focus Four Plus Portfolio's liabilities and the CAT Portfolio's issuance to the Focus Four Plus Portfolio of shares of beneficial interest in the CAT Portfolio (the "CAT Portfolio Shares"). The CAT Portfolio Shares received by the Focus Four Plus Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Focus Four Plus Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Focus Four Plus Portfolio, on a pro rata basis, of such CAT Portfolio Shares to its shareholders in complete liquidation of the Focus Four Plus Portfolio. A vote in favor of the Plan by the shareholders of the Focus Four Plus Portfolio will constitute a vote in favor of the liquidation of the Focus Four Plus Portfolio and the termination of the Focus Four Plus Portfolio as a separate series of the Fund.

The acquisition of assets and assumption of liabilities of the Focus Four Plus Portfolio by the CAT Portfolio is referred to herein as the "Reorganization." If the shareholders of the Focus Four Plus Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the CAT Portfolio.

The Meeting will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 29, 2009, at 10:00 a.m. eastern time.

The Board of Trustees of the Fund is soliciting these voting instructions on behalf of the Focus Four Plus Portfolio. This Prospectus/Proxy Statement will first be sent to contract owners on or about August 28, 2009.

Both the Focus Four Plus Portfolio and the CAT Portfolio of the Fund serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable portfolio through the Contracts and should consider themselves shareholders of the applicable portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of shares of the CAT Portfolio that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Fund's website at http://www.prudential.com/view/page/public/12669. Additional information about the Focus Four Plus Portfolio and the CAT Portfolio has been filed with the Securities and Exchange Commission and can be found in the following document:

•  The Prospectus of Advanced Series Trust (the "Fund") relating to the CAT Portfolio, dated May 1, 2009, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of the Statement of Additional Information, dated May 1, 2009 (the "SAI"), relating to this Prospectus/Proxy Statement or other documents relating to the Fund without charge by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065. The SAI is incorporated herein by reference. The Securities and Exchange Commission ("SEC") maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

4	The Proposed Reorganization

23	Management of the Portfolios

25	Information about the Transaction

28	Voting Information

29	Additional Information about the Fund and the Portfolios

29	Principal Holders of Shares

31	Financial Highlights

THE PROPOSED REORGANIZATION

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the CAT Portfolio (Exhibit B).

You are being asked to consider and approve the Plan with respect to the Focus Four Plus Portfolio, for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Focus Four Plus Portfolio into the CAT Portfolio, resulting in a single mutual fund.

The investment objectives of the Focus Four Plus Portfolio and the CAT Portfolio are identical. The investment objective of each portfolio is long-term capital growth.

As further explained in "Management of the Portfolios-Investment Managers of the Fund," AST Investment Services, Inc. ("AST") and Prudential Investments LLC ("PI") serve as co-managers ("Investment Managers") of each of the Focus Four Plus Portfolio and the CAT Portfolio under a manager-of-managers structure pursuant to which they supervise the applicable subadviser or subadvisers.

Shareholders of the Focus Four Plus Portfolio will have their shares exchanged for shares of the CAT Portfolio of equal dollar value based upon the value of the shares at the time the Focus Four Plus Portfolio's net assets are transferred to the corresponding CAT Portfolio. After the transfer of net assets and exchange of shares have been completed, the Focus Four Plus Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Focus Four Plus Portfolio and will become a beneficial shareholder of the CAT Portfolio.

For the reasons set forth in the "Information About The Transaction—Reasons for the Reorganization" section, the Board of Trustees of the Fund have determined that the Reorganization is in the best interests of the shareholders of the Focus Four Plus Portfolio and the CAT Portfolio, and have also concluded that no dilution in value would result to the shareholders of either portfolio as a result of the Reorganization.

The Board of Trustees of the Fund, on behalf of the Focus Four Plus Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In considering whether to vote to approve the Plan, you should note:

•  The investment objectives and policies of the two portfolios are substantially similar;

•  The Focus Four Plus Portfolio and the CAT Portfolio have the same subadviser, First Trust Advisors, L.P., which is expected to continue to serve as a subadviser to the CAT Portfolio following the Reorganization;

•  The CAT Portfolio is larger than the Focus Four Plus Portfolio;

•  Assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Focus Four Plus Portfolio; and

•  The Focus Four Plus Portfolio and the CAT Portfolio have the same contractual investment management fee rate and the CAT Portfolio had a lower expense ratio than the Focus Four Plus Portfolio for the year ended December 31, 2008.

Voting

Each Contract owner invested in the Focus Four Plus Portfolio at the close of business on July 17, 2009 (the "Record Date") will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Focus Four Plus Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the Focus Four Plus Portfolio, including Portfolio shares owned by a Participating Insurance Company in its general account or otherwise for which it does not receive voting instructions from contract owners in the same proportion as the votes actually cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Focus Four Plus Portfolio, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of the 1940 Act, a majority of the Focus Four Plus Portfolio's outstanding voting securities is the lesser of (i) 67% of the Focus Four Plus Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Focus Four Plus Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Focus Four Plus Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Focus Four Plus Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund's Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions to the relevant Participating Insurance Company by completing and signing the enclosed voting instruction card, by phone or on the Internet. If you vote by any of these methods, your votes will be officially cast at the Meeting by the relevant Participating Insurance Company acting through the persons appointed as proxies. You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

REORGANIZATION SUMMARY

This section summarizes the investment policies of the Focus Four Plus Portfolio and the CAT Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the CAT Portfolio, you should read the Prospectus for the CAT Portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in "Additional Information About the Fund and the Portfolios," below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE PORTFOLIOS

The investment objective of the Focus Four Plus Portfolio is the same as the CAT Portfolio. The investment objective of both portfolios is to achieve long-term capital growth. After the Reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of the CAT Portfolio.

CAT Portfolio:

The investment objectives and strategies of the CAT Portfolio are described below.

Investment Objective: long-term capital growth.

In seeking to achieve its investment objective, the CAT Portfolio allocates its assets across six uniquely specialized investment strategies . The allocation across the investment strategies for the CAT Portfolio is set forth below. The CAT Portfolio will normally invest approximately 80% of its total assets in equity securities and approximately 20% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 75-85% and the fixed-income portion between 15-25%. First Trust will select securities for the CAT Portfolio that are identified by a model based on six uniquely specialized investment strategies, as follows:

•  Dow Jones Income
•  NYSE® International Target 25
•  Global Dividend Target 15
•  Value Line® Target 25
•  Target Small-Cap
•  NASDAQ® Target 15

On or about the annual selection date (March 1), the CAT Portfolio will establish both the percentage allocations among the six investment strategies under normal circumstances and the percentage allocation of each security's position within each of the five investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively the Equity Strategies). First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of the CAT Portfolio.

In addition to the principal risks listed below, the CAT Portfolio is also subject to investment model risk due to its policy of investing solely in securities identified by a model based on six investment strategies under normal circumstances. As a result of this policy, securities held by the CAT Portfolio will not be bought or sold in response to market fluctuations. First Trust, however, may stop purchasing the securities of an issuer in accordance with the requirements of one of the strategies in the event the issuer suffers a material adverse development (e.g., bankruptcy, insolvency, etc.). To the extent this management style is non-dynamic, the CAT Portfolio may subject investors to greater market risk than other portfolios.

Principal Risks:

•  company risk

The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of trict financial and accounting controls and standards.

•  credit risk

Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than highe r-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

•  currency risk

The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  derivatives risk

Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

•  foreign investment risk

Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price coul d decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

•  interest rate risk

Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

•  license risk

Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

•  liquidity risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio generally may invest up to 15% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

•  management risk

Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

•  market risk

Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companie s are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

•  mid-capitalization company risk

The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  portfolio turnover risk

A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

•  small company risk

The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Focus Four Plus Portfolio:

Investment Objectives: long-term capital growth.

Principal Investment Policies of the Focus Four Plus Portfolio. As explained in more detail below, the Investment Managers will seek to achieve the Focus Four Plus Portfolio's investment objective by causing the Focus Four Plus Portfolio's assets to be allocated across five uniquely specialized investment strategies (each, an Investment Strategy and collectively, the Investment Strategies). The Focus Four Plus Portfolio will have four quantitative strategies that invest primarily in equity securities (each, an Equity Strategy and collectively, the Equity Strategies) and one fixed-income strategy (the Core Plus Strategy). Brief descriptions of the Investment Strategies and the approximate allocation of Focus Four Plus Portfolio assets across the five Investment Strategies as of January 31, 2009 appear in the table below. These allocations are subject to change.

Investment Strategy	General Description of Investment Strategy	% of Portfolio Assets as of 1/31/09
Value Line Target 25	From the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM, this strategy invests in a market-cap weighted portfolio of 25 non-financial stocks that have the best overall ranking based on 12 month price appreciation, 6-month price appreciation, and return on assets and price to cash flow ratios.	22.5%

S&P Target SMid 60	This strategy invests in 30 small-cap stocks and 30 mid-cap stocks from the S&P Small Cap 400 and the S&P MidCap 600 indices, respectively, based upon a combination of value (e.g., price/cash flow) and growth (e.g. change in ROA and recent momentum) factors.	22.5%

The Dow Target Dividend	This strategy invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both change in return on assets over the last 12 months and price to book ratio.	22.5%

NYSE Target International 25	This strategy invests in an equally-weighted portfolio of 25 stocks from the NYSE International 100 Index with the best overall ranking based upon price to book and price to cash flow ratios.	7.5%

Core Plus Strategy	This strategy invests in investment grade U.S. government, corporate, and mortgage-backed securities as well as non-investment grade debt securities, debt securities issued by non-U.S. issuers, and non- U.S. dollar denominated debt securities. All of the Focus Four Plus Portfolio's assets that are allocated to the Core Plus Strategy will be invested in the AST Western Asset Core Plus Bond Portfolio.	25.0%

The Investment Managers are responsible for establishing the overall percentage allocation of Focus Four Plus Portfolio assets between the four Equity Strategies and the Core Plus Strategy. First Trust Advisors L.P. ("First Trust") serves as the sole subadviser for the four Equity Strategies of the Focus Four Plus Portfolio. In that capacity, First Trust will: (i) establish the percentage allocation of Focus Four Plus Portfolio assets to each individual Equity Strategy based upon the Investment Managers' overall allocation between the four Equity Strategies and the Core Plus Strategy under normal circumstances; (ii) establish the percentage allocation of each security's position within each individual Equity Strategy under normal circumstances; and (iii) handle the day-to-day investment management of Focus Four Plus Portfolio assets allocated to the Equity Strategies. First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of the Equity Strategies of the Portfolio. The Investment Managers also will be responsible for obtaining exposure to the Core Plus Strategy for the Focus Four Plus Portfolio through investments in the AST Western Asset Core Plus Bond Portfolio (the Core Plus Bond Portfolio). Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the subadvisers for the Core Plus Bond Portfolio.

In addition to the principal risks listed below, the Focus Four Plus Portfolio is also subject to investment model risk due to its policy of investing solely in securities identified by the four Equity Strategies under normal circumstances. As a result of this policy, equity securities held by the Focus Four Plus Portfolio will solely not be bought or sold in response to market fluctuations. To the extent this management style is non-dynamic, the Focus Four Plus Portfolio may subject investors to greater market risk than other mutual funds. First Trust, however, may stop purchasing the securities of an issuer in accordance with the requirements of one of the strategies in the event the issuer suffers a material adverse development (e.g., bankruptcy, insolvency, etc.).

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

•  asset allocation risk

Asset allocation risk is the risk that a Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

•  asset transfer program risk

The Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The Portfolio is structured as a "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer pro grams, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portf olio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

•  asset-backed securities risk

Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

•  common and preferred stock risk

The Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

•  company risk

The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  investment model risk

Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

•  credit risk

The Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than highe r-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

•  currency risk

The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  derivatives risk

Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

•  extension risk

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

•  foreign investment risk

Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price coul d decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

•  hedging risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

•  high-yield risk

Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

•  interest rate risk

Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

•  license risk

Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

•  liquidity risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

•  market risk

Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companie s are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

•  mortgage-backed securities risk

Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

•  portfolio turnover risk

The Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

•  selection risk

The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

•  small and mid-capitalization company risk

The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

•  underlying fund risk

The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

•  valuation risk

Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Focus Four Plus Portfolio and the CAT Portfolio, as well as the projected fees and expenses of the CAT Portfolio after the Reorganization. The following table does not reflect any Contract charges.

Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Focus Four Plus Portfolio	CAT Portfolio
Maximum sales charge (load) imposed on purchases	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*
Redemption Fee	NA*	NA*
Exchange Fee	NA*	NA*

*  Because shares of both the Focus Four Plus Portfolio and the CAT Portfolio are purchased through variable insurance products, the contract prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Focus Four Plus Portfolio[1]	CAT Portfolio[2]	CAT Portfolio (Pro Forma Surviving)[3]
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	None
Other Expenses*	0.82%	0.14%	0.14%
Acquired Portfolio Fees & Expenses**	0.11%	None	None
Total Annual Portfolio Operating Expenses	1.78%	0.99%	0.99%
Fee Waiver	(0.24)%	None	None
Net Annual Portfolio Operating Expenses	1.54%	0.99%	0.99%

1  Expenses are based upon the expenses for the Focus Four Plus Portfolio for the period July 21, 2008 (the commencement of operations) through December 31, 2008. The Investment Managers have contractually agreed to waive their investment management fees on the portion of Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through August 31, 2010. At December 31, 2008, the Focus Four Plus Portfolio invested approximately 28% of its assets in the AST Western Asset Core Plus Bond Portfolio. The table above shows a contractual fee waiver of 0.24% (i.e., 28% of the Focus Four Plus Portfolio's contractual investment management fee of 0.85%).

2  Expenses are based upon the expenses for the CAT Portfolio for the twelve months ended December 31, 2008.

3  The expenses for the CAT Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the CAT Portfolio had acquired all of the assets and assumed all of the liabilities of the Focus Four Plus Portfolio as of December 31, 2008. After the Reorganization, the investment advisory fee paid by the CAT Portfolio (Pro Forma Surviving) will be at the CAT Portfolio's contractual rate.

*  Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio

Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the AST Western Asset Core Plus Bond Portfolio or any other Underlying Trust Portfolio. In determining the administrative services fee, only assets of the AST Focus Four Plus Portfolio that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

**  Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The AST Focus Four Plus Portfolio does not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Focus Four Plus Portfolio	$157	$537	$942	$2,075
CAT Portfolio	$101	$315	$547	$1,213
CAT Portfolio (Pro Forma Surviving)	$101	$315	$547	$1,213

PERFORMANCE

The bar charts below show the performance of each portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio's best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio's risks by showing changes in performance from year to year and by comparing each portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

Focus Four Plus Portfolio

No performance history or information is presented for the Focus Four Plus Portfolio, because it does not have a full calendar year of investment operations at this time.

CAT Portfolio

Annual Returns

BEST QUARTER: 6.51% (2nd quarter of 2007) WORST QUARTER: –21.51% (4th quarter of 2008)

Average Annual Total Returns for periods ended 12/31/08

	1 YEAR	SINCE INCEPTION (3/20/06)
Portfolio	–40.71%	–11.96%
S&P 500 Index*	–36.99%	–10.44%
Primary Blended Index**	–33.13%	–8.27%
Secondary Blended Index***	–30.34%	–7.47%

*  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the CAT Portfolio.

**  The Primary Blended Index consists of the Russell 3000 Index (55%), the MSCI EAFE Index (25%) and the Barclays Capital U.S. Corporate Investment Grade Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the CAT Portfolio.

***  The Secondary Blended Index consists of the Standard & Poor's 500 Index (80%) and the Dow Jones Corporate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the CAT Portfolio.

CAPITALIZATIONS OF THE FOCUS FOUR PLUS PORTFOLIO & CAT PORTFOLIO BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the Focus Four Plus Portfolio, (ii) the capitalization of the CAT Portfolio and (iii) the pro forma capitalization of the CAT Portfolio as adjusted to give effect to the Reorganization.

	Focus Four Plus Portfolio (unaudited)	CAT Portfolio (unaudited)	Adjustments		CAT Portfolio Projected after Reorganization (unaudited)
Net assets	$39,039,873	$787,962,997	—		$827,002,870
Total shares outstanding	5,181,568	114,797,788	509,376	(a)	120,488,732
Net asset value per share	$7.53	$6.86			$6.86

(a)  Reflects the change in shares of the Focus Four Plus Portfolio upon conversion into the CAT Portfolio. Shareholders of the Focus Four Plus Portfolio would become shareholders of the CAT Portfolio, receiving shares of the CAT Portfolio equal to the value of their holdings in the Focus Four Plus Portfolio immediately prior to the reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section describes the investment managers of the Focus Four Plus Portfolio and the CAT Portfolio. For a complete description of the investment managers of each portfolio, you should read the Prospectus included as Exhibit B.

Investment Managers of the Fund. AST Investment Services, Inc., ("AST") One Corporate Drive, Shelton, Connecticut, serves as co-investment manager to all of the portfolios of the Fund. AST serves as co-manager of the Fund along with Prudential Investments LLC ("PI" and, collectively with AST, the "Investment Managers"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As of June 30, 2009, AST served as the investment manager to 57 funds, with aggregate assets under management of approximately $35 billion. As of June 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets under management of approximately $88.6 billion.

The Fund's Investment Management Agreements, on behalf of each portfolio, with AST and PI (the "Management Agreements"), provide that the Investment Managers will furnish each applicable portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Fund uses a "manager-of-managers" structure. Under that structure, the Investment Managers have engaged the subadvisers to conduct the investment programs of the portfolios, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board of Trustees of the Fund, to change subadvisers for a portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees.

Under normal conditions, the Investment Managers will determine the division of the assets of the portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the portfolio or that certain subadvisers may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each portfolio and its shareholders.

A discussion regarding the basis for the Board's most recent approval of the Fund's investment advisory agreements is available in the Fund's annual report (for agreements approved during the six-month period ended December 31, 2008).

Subadvisers of the Portfolios. Information about the subadviser for each portfolio is set forth below. The Fund's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Fund securities by each portfolio manager.

Portfolios	Investment Subadviser
Focus Four Plus Portfolio	First Trust Advisors, L.P.

CAT Portfolio	First Trust Advisors, L.P.

First Trust Advisors L.P. (First Trust) First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), were established in 1991 and at December 31, 2008 had approximately $18.3 billion in assets under management or supervision, of which approximately $1.9 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust's address is 120 E. Liberty Drive, Wheaton, Illinois 60187.

The same portfolio management team is responsible for the management of both the Focus Four Plus Portfolio and the CAT Portfolio, as discussed below:

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Todd Larson (fixed income portfolios of AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio only) and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of each portfolio.

Mr. Lindquist rejoined First Trust as Vice President in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and a Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Mr. Testin has been with First Trust since August 2001 and is a Senior Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund's portfolio.

Mr. Larson joined First Trust in December 2007 and is a Vice President and Fixed Income Portfolio Manager of First Trust. Mr. Larson's background includes 20 years of experience as an investment professional, including as a portfolio manager with ABN AMRO Asset Management, Horizon Cash Management, and Van Kampen American Capital. Mr. Larson is responsible for managing each of the AST First Trust Balanced Target and AST First Trust Capital Appreciation Target Portfolios fixed-income portions.

INVESTMENT MANAGEMENT FEES

The Reorganization, if approved by the shareholders of the Focus Four Plus Portfolio, will result in no change in the management fee rate payable by shareholders. Both the Focus Four Plus Portfolio and the CAT Portfolio pay a contractual management fee rate of 0.85% of the average daily net assets of the portfolio.

INFORMATION ABOUT THE TRANSACTION

This section describes the Reorganization for Focus Four Plus Portfolio and the CAT Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Investment Managers, the Trustees of the Fund, including all of the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), have unanimously approved the Reorganization and recommended that beneficial shareholders also approve the Reorganization. The Trustees unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of the portfolios, and that the interests of the shareholders of the portfolios would not be diluted as a result of the Reorganization. The Investment Managers proposed the Reorganization as part of an effort to consolidate certain portfolios with similar investment objectives and strategies. The Investment Managers provided the Trustees with detailed information regarding each portfolio, including its management fee, total expenses, asset size and performance. At a meeting held from June 24-26, 2009, the Board considered the following factors:

•  The Focus Four Plus Portfolio and the CAT Portfolio have identical investment objectives (i.e., they both seek long-term capital growth);

•  The Focus Four Plus Portfolio and the CAT Portfolio use the same subadviser and the same portfolio management team;

•  The Focus Four Plus Portfolio and the CAT Portfolio have substantially similar investment policies and restrictions;

•  The contractual management fee rate for both the Focus Four Plus Portfolio and the CAT Portfolio is the same (i.e., 0.85% of average daily net assets).

•  The CAT Portfolio is larger than the Focus Four Plus Portfolio, and shareholders of the Focus Four Plus Portfolio could benefit from the long-term economies of scale that may result from consummation of the Reorganization;

•  Because of the federal tax-deferred treatment applicable to certain variable insurance products, the exchange of shares pursuant to the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Focus Four Plus Portfolio.

For the reasons discussed above, the Board of Trustees unanimously recommends that you vote FOR the Plan.

If shareholders of each of the Focus Four Plus Portfolios do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Focus Four Plus Portfolio with one or more portfolios of the Fund, other than the CAT Portfolio, or unaffiliated funds.

Closing of the Reorganization

If shareholders of Focus Four Plus Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the Focus Four Plus Portfolio and the CAT Portfolio, including the preparation of certain documents. The Fund will determine a specific date for the actual Reorganization to take place. This is called the "closing date." If the shareholders of the Focus Four Plus Portfolio do not approve the Plan, the Reorganization will not take place for the Focus Four Plus Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Focus Four Plus Portfolio approve the Plan, the Focus Four Plus Portfolio will deliver to the CAT Portfolio all of its assets on the closing date. Prudential then will make a conforming exchange of units between the applicable sub-accounts in its separate accounts. As a result, shareholders of the Focus Four Plus Portfolio will beneficially own shares of the CAT Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the CAT Portfolio. The stock transfer books of the Focus Four Plus Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Focus Four Plus Portfolio may be submitted at any time before the close of the NYSE on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Focus Four Plus Portfolio.

Expenses of the Reorganization

It is estimated that expenses related to the Reorganization will total approximately $64,000. The expenses resulting from the Reorganization will be paid by the Participating Insurance Company out of the 0.10% administrative services fee which each of the Focus Four Plus Portfolio and the CAT Portfolio already pay to the Participating Insurance Company. The administrative services fee is paid from the assets of each portfolio and, therefore, is indirectly borne by shareholders of each portfolio. However, the AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the AST Western Asset Core Plus Bond Portfolio or any other Underlying Fund Portfolio (because it pays the fee indirectly with respect to those assets).

PI and AST expect that some or all of the portfolio securities of the Focus Four Plus Portfolio will be transferred in-kind to the CAT Portfolio or its underlying portfolio.

Certain Federal Income Tax Considerations

Each portfolio currently intends to be treated as a partnership for federal income tax purpose. As a result, each portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract Owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Each portfolio of the Fund complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). In general, each portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash)

The Reorganization may entail various consequences, which are discussed under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each portfolio's obligation to complete the Reorganization that the portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Fund, based upon representations made by each portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for federal income tax purposes.

Each portfolio is treated as a partnership for federal income tax purposes. Based on such treatment and certain representations made by the Focus Four Plus Portfolio and the CAT Portfolio relating to the Reorganization, for federal income tax purposes (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the Focus Four Plus Portfolio of all of its assets to the CAT Portfolio, in exchange solely for CAT Portfolio Shares, the assumption by the CAT Portfolio of all of the liabilities of the Focus Four Plus Portfolio, and the distribution of the CAT Portfolio Shares to the shareholders of the Focus Four Plus Portfolio in complete liquidation of the Focus Four Plus Portfolio, should be tax-free to the shareholders of the Focus Four Plus Portfolio.

2.  The shareholders of the Focus Four Plus Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for CAT Portfolio Shares, as described in this Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Focus Four Plus Portfolio upon the transfer of its assets to the CAT Portfolio in exchange solely for CAT Portfolio Shares and the assumption by the CAT Portfolio of the liabilities, if any, of the Focus Four Plus Portfolio. In addition, no gain or loss should be recognized by the Focus Four Plus Portfolio on the distribution of such CAT Portfolio Shares to the shareholders of the Focus Four Plus Portfolio (in liquidation of the Focus Four Plus Portfolio).

4.  No gain or loss should be recognized by the CAT Portfolio upon the acquisition of the assets of the Focus Four Plus Portfolio in exchange solely for CAT Portfolio Shares and the assumption of the liabilities, if any, of the Focus Four Plus Portfolio.

5.  The CAT Portfolio's tax basis for the assets acquired from the Focus Four Plus Portfolio should be the same as the tax basis of these assets when held by the Focus Four Plus Portfolio immediately before the transfer, and the holding period of such assets acquired by the CAT Portfolio should include the holding period of such assets when held by the Focus Four Plus Portfolio.

6.  A Focus Four Plus Portfolio's shareholder's tax basis for the CAT Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Focus Four Plus Portfolio shares exchanged therefor, reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Focus Four Plus Portfolio as a result of the Reorganization.

7.  The holding period of the CAT Portfolio Shares to be received by the shareholders of the Focus Four Plus Portfolio should include the holding period of their Focus Four Plus Portfolio shares exchanged therefore, provided such portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the Focus Four Plus Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of the CAT Portfolio Shares

Shares of the CAT Portfolio will be distributed to shareholders of the Focus Four Plus Portfolio and will have substantially similar legal characteristics as the shares of the Focus Four Plus Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

Because each portfolio is organized as a series of the same Massachusetts business trust, there are no differences between the rights of shareholders of the portfolios.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Focus Four Plus Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Focus Four Plus Portfolio's outstanding voting securities is the lesser of (i) 67% of the Focus Four Plus Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Focus Four Plus Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Focus Four Plus Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Focus Four Plus Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund's Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Focus Four Plus Portfolio, will vote all shares of the Focus Four Plus Portfolio, including shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of the Participating Insurance Companies affiliated with PI will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by the Relevant Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board of Trustees of the Fund does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before any of the Meeting, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

The portfolios are separate series of Advanced Series Trust, which is an open-end management investment companies registered with the SEC under the 1940 Act. Each portfolio is, in effect, a separate mutual fund.

Additional information about the CAT Portfolio is included in Exhibit B.

Additional information about the CAT Portfolio is included in the prospectus for the Fund, dated May 1, 2009, and the portions of that prospectus relating to the CAT Portfolio and the Focus Four Plus Portfolio described herein are incorporated herein by reference. Further information about both portfolios is included in the Statement of Additional Information of the Fund, dated May 1, 2009, and the portions of that document relating to the portfolios are incorporated herein by reference. These documents are available upon request and without charge by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Fund, on behalf of the portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and 1940Act. The Fund also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Fund. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, all of the shares of the Focus Four Plus Portfolio and the CAT Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of any portfolio.

Portfolio	Beneficial Owner Name	Address	Percent Ownership
Focus Four Portfolio	Skandia Annuity	Attn Separate Accounts 7th Floor 213 Washington St Newark NJ 07102-0000	11,505,383.841/ 76.2689%
	Plaz Annuity	Attn Separate Accounts 7th Floor 213 Washington St Newark NJ 07102-0000	3,446,907.780/ 22.8495%
CAT Portfolio	Skandia Annuity	Attn Separate Accounts 7th Floor 213 Washington St Newark NJ 07102-0000	135,241,240.911/ 78.7965%
	Plaz Annuity	Attn Separate Accounts 7th Floor 213 Washington St Newark NJ 07102-0000	33,355,766.015/ 19.4343%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights for the Focus Four Plus for the period ended December 31, 2008 and CAT Portfolio for the three years or periods ended December 31, 2008 (audited) are shown in the tables below, respectively:

	AST Focus Four Plus Portfolio
	July 21, 2008(e) through December 31, 2008(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(2.49)
Total from investment operations	(2.47)
Net Asset Value, end of period	$7.53
Total Return(a)	(24.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$39.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.69	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.93	%(d)
Net investment income	0.56	%(d)
Portfolio turnover rate	82	%(c)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)  Not annualized.

(d)  Annualized.

(e)  Commencement of operations.

(f)  Calculated based on average shares outstanding during the period.

	AST First Trust Capital Appreciation Target Portfolio
	Year Ended December 31,		March 20, 2006(e) through December 31,
	2008	2007(f)	2006
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.80	$10.62	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	(4.96)	1.02	0.56
Total from investment operations	(4.72)	1.21	0.62
Less Distributions:	(0.22)	(0.03)	—
Net Asset Value, end of period	$6.86	$11.80	$10.62
Total Return(a)	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Net investment income	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	134%	47%	6	%(c)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)  Not annualized.

(d)  Annualized.

(e)  Commencement of operations.

The CAT Portfolio's financial highlights for the three years or periods ended December 31, 2008, which are included in the CAT Portfolio's prospectus and incorporated herein by reference, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the CAT Portfolio's Annual Report to Shareholders.

The Focus Four Plus Portfolio's financial highlights for the period ended December 31, 2008, which are included in the Focus Four Plus Portfolio's Prospectus and incorporated herein by reference, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Focus Four Plus Portfolio's Annual Report to Shareholders.

The financial highlights audited by KPMG LLP have been incorporated in reliance on their reports given on their authority as experts in auditing and accounting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Agreement and Plan of Reorganization by Advanced Series Trust, on behalf of its Portfolios, AST Focus Four Plus Portfolio and AST First Trust Capital Appreciation Target Portfolio

B	Prospectus for the Advanced Series Trust Portfolios, dated May 1, 2009.

The Prospectus for the Advanced Series Trust Portfolios described above is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing it is filed with Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

Agreement and Plan of Reorganization by Advanced Series Trust on behalf of its series, AST Focus Four Plus Portfolio and AST First Trust Capital Appreciation Target Portfolio

Exhibit A

ADVANCED SERIES TRUST

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 26th day of June, 2009, by and between Advanced Series Trust, a Massachusetts business trust ("AST"), on behalf of the portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio"), and AST, on behalf of the portfolio listed in Schedule A to this Plan (the "Target Portfolio"), each having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Together, the Target Portfolio and the Acquiring Portfolio are referred to as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the corresponding Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be November 13, 2009, or such later date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Target Portfolio with respect to the Reorganization.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by June 30, 2010, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A

Attest: John P. Schwartz	/S/ STEPHEN PELLETIER _________________________________ By: Stephen Pelletier Title: President

ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A

Attest: John P. Schwartz	/S/ STEPHEN PELLETIER _________________________________ By: Stephen Pelletier Title: President

Schedule A

Target Portfolio of Advanced Series Trust	Corresponding Acquiring Portfolio of Advanced Series Trust
AST Focus Four Plus Portfolio	AST First Trust Capital Appreciation Target Portfolio

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Prospectus for the Advanced Series Trust Portfolios, dated May 1, 2009.

PART B

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

Dated August 28, 2009

Reorganization of the AST Focus Four Plus Portfolio into the AST First Trust Capital Appreciation Target Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Focus Four Plus Portfolio (“Focus Four Plus Portfolio”), a series of Advanced Series Trust (the “Fund”) and Prospectus of the AST First Trust Capital Appreciation Target Portfolio (“CAT Portfolio), a series of the Fund, dated August 28, 2009.

This SAI relates specifically to the proposed transfer of all of Focus Four Plus Portfolio’s assets to the CAT Portfolio in exchange for the CAT Portfolio’s assumption of all of the Focus Four Plus Portfolio’s liabilities and the CAT Portfolio’s issuance to the Focus Four Plus Portfolio of shares of beneficial interest in the CAT Portfolio (the “CAT Portfolio Shares”).  The CAT Portfolio Shares received by the Focus Four Plus Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Focus Four Plus Portfolio shares that are outstanding immediately prior to such reorganization transaction.  The reorganization transaction also provides for the distribution by the Focus Four Plus Portfolio, on a pro rata basis, of such CAT Portfolio Shares to its shareholders in complete liquidation of the Focus Four Plus Portfolio.  A vote in favor of the Plan by the shareholders of the Focus Four Plus Portfolio will constitute a vote in favor of the liquidation of the Focus Four Plus Portfolio and the termination of the Focus Four PlusPortfolio as a separate series of the Fund.

This SAI consists of this Cover Page, information on investment restrictions, the Statement of Additional Information on Form N-1A of the Trust dated May 1, 2009, which is incorporated herein by reference (which means that those portions are legally part of this SAI).

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 28, 2009, which relates to the above-referenced reorganization transactions.  You can request a copy of the Prospectus/Proxy Statement by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.  In addition, a copy of this Prospectus/Proxy Statement is available at the Trust’s website at http://www.prudential.com/view/page/public/12669.  The Securities and Exchange Commission (“SEC”) maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page No

Investment Restrictions	S-3

Attachments to SAI	S-5

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Focus Four Plus Portfolio and the CAT Portfolio. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the Investment Company Act of 1940 (the 1940 Act). Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

FOCUS FOUR PLUS PORTFOLIO

The fundamental investment restrictions for the Focus Four Plus Portfolio are substantially similar to the fundamental investment restrictions for the CAT Portfolio.

As a matter of fundamental policy, the Focus Four Plus Portfolio may not:

1. The Portfolio may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief, interpretations, or guidance. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act) in connection with the purchase and sale of portfolio securities.

3. The Portfolio may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.

5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33- 1 / 3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or to investments in investment companies.

7. The Portfolio may not invest in other investment companies, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief, interpretations, or guidance .

If a restriction on the Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio’s investments in loan participations and assignments.

With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

CAT Portfolio

Under its fundamental investment restrictions, the Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act, or to the extent permitted by any exemption from the Investment Company Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33- 1/3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Except as expressly specified immediately above, the investment objective and all other investment policies and restrictions of the Portfolio are not “fundamental” policies and may be changed by the Board of Trustees of the Fund without approval of the shareholders of the applicable Portfolio.

ATTACHMENT TO SAI

The Statement of Additional Information (“SAI”), dated May 1, 2009, on Form N-1A of Advanced Series Trust (the “Trust”) is incorporated herein by reference to the electronic filings with the SEC of the Trust’s SAI dated May 1, 2009 on Form N-1A under Rule 485 (b) and is part of this SAI and will be provided to all shareholders requesting this SAI.

Audited financial statements and accompanying notes for CAT Portfolio and Focus Four Plus Portfolio the fiscal year ended December 31, 2008 and the independent auditors’ report thereon, dated February 24, 2009, are incorporated herein by reference from the Fund’s Annual Report to Shareholders, which accompany this Statement of Additional Information.